PEARL MUTUAL FUNDS

THIRD QUARTER REPORT

SEPTEMBER 30, 2007

Important News:
See Page 1

www.pearlfunds.com

PEARL FUNDS

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund	PFAGX – Pearl Aggressive Growth Fund

2007 Third Quarter Report

Page
NEWS for Pearl Shareholders	1

Pearl Total Return Fund Overview	2 - 4

Pearl Aggressive Growth Fund Overview	5 -7

General Information	8 -10

IRA CONTRIBUTION LIMITS FOR 2007

(IRA – INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $4,000 to your IRA in 2007.

•	The 2007 limit is $5,000 if you are age 50 or over. The extra $1,000 is called a catch-up contribution.

•	These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in subsequent years.

MORE GOOD NEWS:

•	You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

•	No maintenance fee for your Pearl IRA – or for any Pearl Funds Account.

Did you know?

We are shareholders too!

All our Trustees, Officers, and employees, plus our Manager and all its shareholders, are Pearl Funds shareholders.

Together we own more than $12 million of Pearl Funds shares.

We eat our own cooking!

When your Pearl Funds investment goes up or down, so does ours!

E-mail: info@pearlfunds.com	866-747-9030 (Toll-Free)	563-288-2773	Fax: 563-288-4101	www.pearlfunds.com

November 14, 2007

Board of Trustees

JOHN W. AXEL

JEFFREY R. BOEYINK

DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

CHARLES W. LARSON, JR.

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

Chairman of the Board

DR. JAMES P. STEIN

President

ROBERT H. SOLT

Senior Counsel

DAVID M. STANLEY

Vice President

RICHARD R. PHILLIPS

Portfolio Management Associate

KAREN M. BROOKHART

Compliance Associate

PEGGY A. CHERRIER

Shareholder Services Representative

CHRISTOPHER S. INGSTAD

Transfer Agent Representative

JACQUELINE M. JANOWSKI

Controller

RENATA R. LAMAR

Chief Compliance Officer

ANTHONY J. TOOHILL

NEWS FOR PEARL SHAREHOLDERS:

•	Pearl Total Return Fund gained 11.40% during the first 9 months of 2007 – outperforming 2 of the 3 comparison indexes. At November 14, 2007, this Fund was up 11.07% year-to-date.

•	Pearl Aggressive Growth Fund gained 18.09% during the first 9 months of 2007 – outperforming all 3 comparison indexes. At November 14, 2007, this Fund was up 20.37% year-to-date.

•

Pearl Total Return Fund outperformed the S&P 500 Index each year for the 8 years 1999-2006. Pearl Aggressive Growth Fund also out- performed the S&P 500 each year since this Fund’s inception on July 2, 2001. Both Funds are again outperforming the S&P 500 through 11-14-07.

•

For the 5 years through September 30, 2007, Pearl Total Return Fund was up 153.18% and Pearl Aggressive Growth Fund was up 223.47%. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 (Full Cap) up 114.88%, MSCI World up 141.46%, and S&P 500 up 105.10%.

•	Pearl Total Return Fund outperformed all 3 comparison indexes during all these periods through September 30, 2007: 3 years, 5 years, and 10 years.

•	Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during all these periods through September 30, 2007: YTD, 1 year, 3 years, 5 years, and the 6 1/4 years since this Fund’s inception.

•	All Pearl Funds performance figures are net, after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•

Both Pearl Funds are no-load – no sales charge, commission, or redemption fee (except the Fund receives a 2% fee on sale of shares owned 30 days or less). Both Funds continue making all investments on a no-load basis in 2007.

Please consider everything in this report and the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.

Thank you for your confidence in Pearl Mutual Funds.

You are invited to visit our Website at www.pearlfunds.com. Please call, e-mail, fax or write to us. We are here to help you.

Sincerely,

YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt	David M. Stanley	Richard R. Phillips

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 9-30 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

The value of an investment in Pearl Total Return Fund grew 65.90% over the last 3 years, 153.18% during the last 5 years, and 183.11% over the last 10 years (not annualized).

Performance of Pearl Total Return Fund and Comparison Indexes through 9-30-07:

Average Annual Total Returns for periods ended 9-30-07 with dividends reinvested:	Year-to- Date, not annualized	1 year	3 years	5 years	10 years
Pearl Total Return Fund	+ 11.40%	+ 20.98%	+ 18.38%	+ 20.42%	+ 10.97%
Dow Jones Wilshire 5000 Index (Full Cap)	+9.09%	+17.08%	+14.04%	+16.53%	+6.85%
MSCI World Index	+11.74%	+21.09%	+18.03%	+19.28%	+7.00%
Standard & Poor’s 500 Index	+9.13%	+16.44%	+13.14%	+15.45%	+6.57%

•	See page 9 for information on expenses. See page 10 for a description of each index.

Did you know?

Our Pearl Investment Management Team – Rob Solt, Dave Stanley, and Rich Phillips – together have over 44 years of experience in mutual funds investment management.

Pearl Total Return Fund began in 1972 and has been investing in mutual funds for 35 years.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a + 11.40% total return for the 9 months ended September 30, 2007 – and outperformed 2 of the 3 comparison indexes.

•	During the 5 years through September 30, 2007, your Fund was up 153.18% while the 3 comparison indexes were up 120.48% on average (not annualized). See page 1.

•

Pearl Total Return Fund outperformed all 3 comparison indexes during the 3, 5, and 10 years through September 30, 2007. We believe this outperformance is significant because it was achieved during generally rising stock markets, while at all times this Fund had a risk-reducing partial defensive position. Usually less than 80% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% invested in stocks.

•	Your Fund’s total return was +20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, and + 26.99% in 1999.

•	During the 3-year bear market (2000-2002), Pearl Total Return Fund had 2 up years and only 1 down year. In those 3 years, your Fund was down only (6.52%) (not annualized).

•

Pearl Total Return Fund has outperformed the S&P 500 Index for 8 straight years – each year from 1999 through 2006 – and again in 2007 to date. According to a Wall Street Journal article (1-4-07, “Honor Roll of Market-Beating Funds”), Pearl Total Return Fund is one of 43 U.S. mutual funds that have the longest active streak of annually beating the S&P 500 Index (8 years,1999-2006).

The information in the Wall Street Journal article was based on an analysis performed by Morningstar Inc. at the Wall Street Journal’s request. Bond funds, convertible-bond funds, and funds that invest exclusively overseas were not included. Pearl Mutual Funds and Pearl Management Company (the Funds’ Manager) cannot guarantee the accuracy or completeness of any statement or numerical data in the Wall Street Journal article.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of your Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

Net Asset Value and Net Assets of Pearl Total Return Fund at September 30, 2007:

NAV (net asset value) per share:	$17.10 – up from $15.35 (after dividends) at 12-31-06

Net assets:	$128,573,322 – up from $106,712,205.32 at 12-31-06

No-Load Investing. No Transaction Costs. Your no-load Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When the Fund invests in a load fund, the purchase is large enough to get a 100% waiver of the sales load, so the Fund buys without paying any load. The Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Fund does not impose any distribution fee (12b-1 fee). Some mutual funds in which the Fund may invest may impose a 12b-1 fee.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2007 to date were made on a no-load basis.

Pearl Total Return Fund

Access to Many Funds. Your Fund’s investments in most mutual funds are generally large enough to take advantage of 100% sales load waivers on large purchases. Thus, the Fund is able to select its investments from a very wide range of funds, without paying any sales load – even though many of those funds would require most investors to pay a sales charge.

Another potential benefit to shareholders is that Pearl Total Return Fund owns shares of some mutual funds that are closed to most new investors. At September 30, 2007, this Fund held 14 equity mutual funds and 5 of them were no longer open to most new investors.

Investments. Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Management believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by holding a modest defensive position and by selecting some equity mutual funds that have demonstrated relatively low volatility.

At September 30, 2007, 88% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 4% in a high quality bond fund, and 8% in cash.

A more precise way to measure your Fund’s asset allocation is its investment portfolio assets breakdown, which counts the Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds.

At September 30, 2007, Pearl Total Return Fund’s investment portfolio assets breakdown was: 78% stocks (including 21% U.S. and 57% foreign stocks), 4% bonds, 16% cash, and 2% other. Your Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Pearl Total Return Fund continues to be primarily invested in equity mutual funds. We diligently seek to select appropriate mutual funds in view of changing market conditions and this Fund’s investment objective. Taking into account the opportunities and risks, we believe your Fund’s current portfolio mix is appropriate for the current market environment.

Recent month-end portfolio holdings are available at www.pearlfunds.com. Portfolio holdings are subject to change at any time without notice, and changes have been made recently.

Did you know?

Your investment in either Pearl Fund (or both) gives you instant diversification.

Each Pearl Fund owns shares of 10 or more mutual funds,

and through those mutual funds each Pearl Fund indirectly invests in more than 1,000 stocks.

Diversification does not ensure a profit or guarantee against loss.

Both Pearl Funds are flexible, investing in a mixture of mutual funds with different investment styles:

small-cap, mid-cap, and large-cap; value, blend, and growth; U.S. and foreign.

We change the mixture when we believe this is in our shareholders’ interest.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 6 1/4 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 9-30 each year – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

The value of an investment in Pearl Aggressive Growth Fund grew 95.29% over the last 3 years and 223.47% during the last 5 years through September 30, 2007 (not annualized).

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 9-30-07:

Average Annual Total Returns for periods ended 9-30-07 with dividends reinvested:	Year-to- Date, not annualized	1 year	3 years	5 years	6 1/4 years (since inception)
Pearl Aggressive Growth Fund	+ 18.09%	+ 33.14%	+ 24.99%	+ 26.46%	+ 16.18%
Dow Jones Wilshire 5000 Index (Full Cap)	+9.09%	+17.08%	+14.04%	+16.53%	+6.59%
MSCI World Index	+11.74%	+21.09%	+18.03%	+19.28%	+8.56%
Standard & Poor’s 500 Index	+9.13%	+16.44%	+13.14%	+15.45%	+5.43%

•	See page 9 for information on expenses. See page 10 for a description of each index.

Did you know?

Both Pearl Funds are long-term investors, not traders. We change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

Pearl Total Return Fund’s portfolio turnover was 15% in 2006, 42% (annualized) in first half of 2007.

Pearl Aggressive Growth Fund’s turnover was 24% in 2006, 51% (annualized) in first half of 2007.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a + 18.09% total return for the 9 months ended September 30, 2007 – and outperformed all 3 comparison indexes.

•	Pearl Aggressive Growth Fund outperformed the S&P 500 Index each year since this Fund began operations on July 2, 2001 – and again outperformed it in 2007 year-to-date.

•	During the 5 years through Sept. 30, 2007, Pearl Aggressive Growth Fund was up 223.47% while the 3 comparison indexes were up 120.48% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through September 30, 2007, plus the 6 1/4 years since this Fund’s inception. We believe this outperformance is significant because it was achieved during generally rising stock markets, while this Fund was never 100% invested in stocks. Usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks.

•	Your Fund’s annual total return was + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last six months of 2001.

•

All Pearl Funds performance figures are after deduction of all expenses (all fees, transaction costs, etc.) – including all expenses of your Fund and all expenses of all the mutual funds in its portfolio. In contrast, the total returns of indexes do not reflect any deduction for expenses.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at September 30, 2007:

NAV (net asset value) per share:	$17.10 – up from $14.48 (after dividends) at 12-31-06

Net assets:	$62,160,513 – up from $47,872,481 at 12-31-06

No-Load Investing. No Transaction Costs. Your no-load Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When the Fund invests in a load fund, the purchase is large enough to get a 100% waiver of the sales load, so the Fund buys without paying any load. The Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Fund does not impose any distribution fee (12b-1 fee). Some mutual funds in which the Fund may invest may impose a 12b-1 fee.

Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Did you know?

We give you prompt, personal service. When you call us, a real, live person will take your call.

You can talk with one of our Officers or Portfolio Managers.

You will get a straight answer. If we don’t know the answer, we will find it and get back to you fast.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.

We handle all inquiries, shareholder accounts, and transactions within our one and only office in Muscatine, Iowa. Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Pearl Aggressive Growth Fund

Access to Many Funds. Your Fund’s investments in most mutual funds are generally large enough to take advantage of 100% sales load waivers on large purchases. Thus, the Fund is able to select its investments from a very wide range of funds, without paying any sales load – even though many of those funds would require most investors to pay a sales load.

Another potential benefit to shareholders is that this Fund also owns shares of some mutual funds that are closed to most new investors. At September 30, 2007, Pearl Aggressive Growth Fund held 12 equity mutual funds and 3 of them were closed to new investors.

Investments. Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more) in equity mutual funds. This Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist.

At September 30, 2007, 99% of this Fund’s total assets were invested in a diversified group of equity mutual funds, and 1% in cash (mostly money market funds).

In comparison with Pearl Total Return Fund, Pearl Aggressive Growth Fund’s portfolio as a whole is more volatile and is more heavily weighted toward stocks.

Pearl Aggressive Growth Fund’s investment portfolio assets breakdown counts the Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds.

At September 30, 2007, your Fund’s investment portfolio assets breakdown was: 94% stocks (including 34% U.S. and 60% foreign stocks), 1% bonds, 4% cash, 1% other. Your Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

We diligently seek to select appropriate mutual funds in view of changing market conditions and Pearl Aggressive Growth Fund’s aggressive investment objective. Taking into account the opportunities and risks, we believe your Fund’s current portfolio mix is appropriate for the market environment.

Recent month-end portfolio holdings are available at www.pearlfunds.com. Portfolio holdings are subject to change at any time without notice, and changes have been made recently.

Did you know?

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds. Pearl

Management Company does not manage any other funds or accounts except Pearl Management Company’s own investment assets.

We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

Did you know?

Pearl Funds offer you an Automatic Investment Plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose.

To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.

For information, call 866-747-9030 (toll-free) or go to http://www.pearlfunds.com/application/forms.htm.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not an offer of or a solicitation of an offer to buy either Fund, nor shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Pearl Funds shares are available in your state.

We Invite and Welcome Your Calls. A real, live person will talk with you – promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail: info@pearlfunds.com

Fax: 563-288-4101

Write to: Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of your Fund and all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2006, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 2.06%, which was reduced to 1.94% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.41%, reduced to 2.23% by the Manager’s reimbursement. However, all Pearl Funds performance figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including management, advisory and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees. The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and, therefore, does not apply to indirect expenses incurred by the Funds throughout their investments in the underlying mutual funds in their portfolios. This Limit on Expenses does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings. Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has adopted a privacy policy. You may view the privacy policy at www.pearlfunds.com (click the Privacy Policy page) or by calling toll-free 866-747-9030. The privacy policy is sent to shareholders annually.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not identical to the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full Cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Did you know?

Current performance, daily prices (net asset value), and recent portfolio holdings of both

Pearl Funds are available at www.pearlfunds.com.

www.pearlfunds.com E-mail: info@pearlfunds.com 2610 Park Avenue PO Box 209 Muscatine IA 52761 866-747-9030 (toll-free) or 563-288-2773 Fax: 563-288-4101